THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION (i) MAY BE MADE IN ACCORDANCE WITH SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, OR (ii) IS EXEMPT THEREFROM, IN WHICH EVENT THE COMPANY MAY RELY ON AN OPINION, FURNISHED BY COUNSEL REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY.

Warrant No. 1	Date of Issuance: March __, 2013

WARRANT

to Purchase Shares of Common Stock

of

XZERES Corp
(a Nevada Corporation)

This Warrant certifies that Renewable Power Resources, LLC (the “Purchaser”), is entitled to purchase from XZERES Wind Corp, a Nevada corporation (the “Company”), such number of shares (subject to adjustment as provided herein) of its Common Stock, par value $0.001 per share (“Common Stock”) as shall be equal to eleven and eighty-six thousandths per cent (11.86%) of the Fully Diluted Outstanding shares of such Common Stock (the “Agreed Percentage”) at an aggregate purchase price of two million, six hundred and twenty-five thousand dollars ($2,625,000) (the “Agreed Price”), which right if exercised on the Date of Issuance would result in the issuance of seven million, five hundred thousand (7,500,000) shares of Common Stock to the Purchaser at a per share exercise price of thirty-five cents ($0.35). This Warrant may be exercised at any time and from time to time on or before the fourth (4th) anniversary of the Date of Issuance (the “Expiration Date”), all on the terms and conditions hereinafter provided.

Section 1. Certain Definitions. As used in this Warrant, unless the context otherwise requires:

“Articles” shall mean the Articles of Incorporation of the Company, as in effect from time to time.

“Effectiveness Period” shall mean, as to any Registration Statement required to be filed pursuant to this Agreement, the period commencing on the effective date of such Registration Statement and ending on the earliest to occur of (a) the second anniversary after of the Expiration Date, (b) such time as all of the Warrant Stock has been publicly sold by the Warrantholder, or (c) such time as all of the Warrant Stock may be publicly sold by the Warrantholder pursuant to Rule 144(k) under the Securities Act as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the Warrantholder.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

“Exercise Price” shall mean the exercise price per share of Common Stock set forth above, as adjusted from time to time pursuant to Section 3.

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“Fully Diluted Outstanding” shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock outstanding at that date and all shares of Common Stock issuable in respect of outstanding Warrants on that date and pursuant to outstanding options or warrants to purchase, or securities convertible into, shares of Common Stock on that date; provided, however, that, for purposes of such calculation, any outstanding options or warrants that are exercisable for a per share exercise price that exceeds three times the market of the Common Stock on the date of such determination shall be deemed to be not outstanding.

“Outstanding” shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company.

“Per Share Exercise Price” shall mean the Exercise Price divided by the aggregate number of shares constituting the Agreed Percentage of the Fully Diluted Outstanding shares of Common Stock.

. “Prospectus” shall mean the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon any rule promulgated by the SEC), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Warrant Stock covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registration Statement” shall mean the initial registration statement required to be filed to effect the registration with the SEC of the Warrant Stock under the Securities Act in accordance with Section 10 and any additional registration statement(s) required to be filed, including (in each case) the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre-effective and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Warrant” shall mean this Warrant and all additional or new warrants issued upon division or combination of, or in substitution for, this Warrant. All such additional or new warrants shall, at all times, be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

“Warrant Stock” shall mean the shares of Common Stock purchasable by the Warrantholder upon the exercise of this Warrant.

“Warrantholder” shall mean the Purchaser, as the initial holder of this Warrant, and its nominees, successors or assigns, including any subsequent holder of this Warrant to whom it has been legally transferred.

Section 2. Exercise of Warrant.

(a) At any time after the Date of Issuance hereof and on or before the Expiration Date, the

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Warrantholder, at any time, may exercise this Warrant in whole or, from time to time, may exercise this Warrant in part.

(b) The Warrantholder shall exercise this Warrant by means of delivering to the Company at its principal office (A) a written notice of exercise, including the number of shares of Warrant Stock to be delivered pursuant to such exercise, (B) this Warrant, and (C) payment in cash equal to the Exercise Price for the shares of Warrant Stock being purchased. In the event that any exercise shall not be for all shares of Warrant Stock purchasable hereunder, the Company shall deliver to the Warrantholder a new Warrant registered in the name of the Warrantholder, of like tenor to this Warrant and for the remaining shares of Warrant Stock purchasable hereunder, within ten (10) days of any such exercise. Such notice of exercise shall be in substantially the form and substance of the Subscription Form which accompanies this Warrant.

(c) Upon exercise of this Warrant and delivery of the Subscription Form with proper payment relating thereto, the Company shall cause to be executed and delivered to the Warrantholder a certificate or certificates representing the aggregate number of fully-paid and non-assessable shares of Common Stock issuable upon such exercise.

(d) The stock certificate or certificates representing the Warrant Stock to be delivered in accordance with this Section 2 shall be in such denominations as may be specified in the notice of exercise and shall be registered in the name of the Warrantholder or such other name or names as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued and the Warrantholder or any other person so designated to be named therein shall be deemed to have become the holder of record of such shares, including to the extent permitted by law the right to vote such shares or to consent or to receive notice as stockholders, as of the time such notice is delivered to the Company as aforesaid.

(e) The Company shall pay all expenses payable in connection with the preparation, issue and delivery of stock certificates under this Section 2, including any transfer taxes resulting from the exercise of the Warrant and the issuance of Warrant Stock hereunder.

(f) All Warrant Stock issuable upon the exercise of this Warrant in accordance with the terms hereof shall be validly issued, fully paid and non-assessable, and free from all liens and other encumbrances thereon.

(g) In no event shall any fractional share of Common Stock be issued upon exercise of this Warrant. If, upon any exercise of this Warrant, the Warrantholder would, except as provided in this paragraph, be entitled to receive a fractional share of Common Stock, then the Company shall deliver in cash to such Warrantholder an amount equal to such fractional interest.

(h) The Warrantholder shall not, by virtue of its status as such, be entitled to any rights of a holder of Common Stock; provided, however, that in the event any certificate representing Warrant Stock is issued to the Warrantholder, the Warrantholder shall, for all purposes, be deemed to have become the holder of record of such Warrant Stock on the date on which this Warrant, together with a duly executed Notice of Exercise, was surrendered and payment of the aggregate Exercise Price was made, irrespective of the date of delivery of any certificate representing the Warrant Stock.

Section 3. Adjustment of Exercise Price and Warrant Stock. In order to protect the Warrantholder from dilution with respect to the number of shares of Common Stock as to which this Warrant may be exercised as a percentage of the number of Fully Diluted Outstanding shares of Common Stock on the

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date of exercise, so that upon exercise the Warrantholder will acquire such number of shares of Common Stock as shall be equal to the Agreed Percentage of the Fully Diluted Outstanding shares of Common Stock, the Company agrees to adjust the number of shares of Common Stock issuable upon the exercise of this Warrant as follows:

(a) In case the outstanding shares of Common Stock shall be subdivided into a greater, or combined into a lesser, number of shares of such stock, the number of shares of Common Stock deliverable upon the exercise of this Warrant shall be proportionately increased or decreased, as the case may be, effective at the close of business on the date that such subdivision or combination shall become effective, and the per share purchase price shall be appropriately increased or decreased, as the case may be, so that the aggregate Purchase Price for all shares so issuable shall be equal to the Agreed Price.

(b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation or other entity, or the sale of all or substantially all of its assets to another corporation or other entity shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful or adequate provision shall be made whereby the Warrantholder thereafter shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place; and in any such case appropriate provision shall be made with respect to the rights and provisions contained herein (including without limitation provisions for adjustment of the number of shares issuable upon the exercise of this Warrant) which thereafter shall be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon exercise of this Warrant. The Company shall not effect any such consolidation, merger or sale unless, prior to or simultaneously with the consummation thereof, the successor corporation or other entity (if other than the Company) resulting from such consolidation or merger or the corporation or other entity purchasing such assets shall assume, by written instrument executed and delivered to the Warrantholder, the obligation to deliver to the Warrantholder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder would be entitled to purchase.

(c) In case the number of Fully Diluted Outstanding shares of Common Stock at any time, and from time to time, shall be increased above the amount Outstanding immediately prior to the Date of Issuance,, the number of shares of Common Stock deliverable upon the exercise of this Warrant shall continue to aggregate the Agreed Percentage of the Fully Diluted Outstanding shares of Common Stock on the date of exercise.

(d) In case of any adjustment in the number of shares issuable upon exercise of this Warrant in accordance with this Section 3, the purchase price of such shares shall be concomitantly adjusted; provided, however, that, no increase or decrease in the number of shares of Common Stock issuable upon exercise of this Warrant, or concomitant adjustment to the per share purchase price, shall affect the aggregate Purchase Price for all shares so issuable, which shall be he Agreed Price.

(e). Whenever there is an adjustment in the number and/or purchase price of shares of Common Stock issuable upon exercise of this Warrant, as provided herein, the Company shall promptly deliver to the Warrantholder a certificate signed by the President or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing

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in detail the facts pertaining to such adjustment and the purchase price per share of Common Stock and number and kind of securities issuable upon exercise of this Warrant after such adjustment..

Section 4. Division and Combination. This Warrant may be divided or combined with other Warrants upon presentation to the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Warrantholder or its agent or attorney. The Company shall pay all expenses in connection with the preparation, issue and delivery of Warrants under this Section 4, including any transfer taxes resulting from the division or combination hereunder. The Company agrees to maintain, at its principal office, books for the registration of the Warrants.

Section 5 Reclassification, Etc. In case of any reclassification or change of the outstanding Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend), or in case of any consolidation of the Company with, or merger of the Company into, another corporation or other business entity (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock) at any time prior to the Expiration Date, then, as a condition of such reclassification, reorganization, change, consolidation or merger, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Warrantholder, so that the Warrantholder shall have the right prior to the Expiration Date to purchase, at a total price not to exceed that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation or merger by a holder of the number of shares of Common Stock of the Company which might have been purchased by the Warrantholder immediately prior to such reclassification, reorganization, change, consolidation or merger. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Warrantholder to the end that the provisions hereof (including provisions for the adjustment of the Exercise Price and of the number of shares purchasable upon exercise of this Warrant) shall thereafter be applicable in relation to any shares of stock and other securities and property thereafter deliverable upon exercise of this Warrant.

Section 6. Reservation and Authorization of Capital Stock.

(a) The Company covenants that on the date of original issuance of this Warrant (i) this Warrants and the agreements of the Company contained herein have been duly and validly authorized by all necessary corporate action, (ii) this Warrant has been duly executed and delivered and the agreements contained herein constitute the legal, valid and binding agreements of the Company enforceable in accordance with their terms, except as such enforcement may be subject to (A) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally, and (B) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), (iii) the Company has reserved out of its authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise in full of the rights of purchase represented by this Warrant, and (iv) the Warrant Stock, when issued upon exercise of this Warrant in accordance with its terms, will be validly issued, fully paid, non-assessable and free of preemptive rights.

(b) The Company, at all times, shall reserve and keep available for issuance such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding warrants and then outstanding rights to acquire warrants.

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(c) The Company shall not merge or consolidate with or into any other entity, or sell or otherwise transfer its property, assets and business substantially as an entirety to another entity, unless the entity resulting from such merger or consolidation (if not the Company), or such transferee entity, as the case may be, shall expressly assume, by supplemental agreement reasonably satisfactory in form and substance to the Warrantholder, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

Section 7. Stock and Warrant Books. The Company shall not, at any time, except upon dissolution, liquidation or winding up, close its stock books or Warrant books so as to result in preventing or delaying the transfer or exercise of this Warrant.

Section 8. Limitation of Liability. No provisions hereof, in the absence of affirmative action by the Warrantholder to purchase Warrant Stock hereunder, shall give rise to any liability of the Warrantholder to pay the Exercise Price or as a stockholder of the Company (whether such liability is asserted by the Company or creditors of the Company).

Section 9. Representations of Warrantholder. By acceptance of this Warrant, the Warrantholder represents that (a) it is an "accredited investor" within the meaning of Rule 501 under the Securities Act, (b) by reason of its business and financial experience, and the business and financial experience of those persons, if any, retained by it to advise it with respect to its investment in this Warrant, that the Warrantholder, together with such advisors, have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment, and the Warrantholder is able to bear the economic risk of such investment and, at the time of issuance of this Warrant, is able to afford a complete loss of such investment, and (c) it has had an opportunity to investigate the business and financial condition of the Company, and to obtain such information as it may require from the officers and directors of the Company.

Section 10. Registration Rights.

(a) The Company, at its own expense, shall use its best efforts to register under the Securities Act the Warrant Stock issuable upon exercise of this Warrant prior to, and in no event later than, the date of issuance of this Warrant and, in any event, prior to the time that the Warrantholder determines to exercise this Warrant. Thereafter, the Company (i) shall use its best efforts to keep the Registration Statement continuously effective during the entire Effectiveness Period, including by filing post-effective amendments and supplements to the Registration Statement as may be required by the Securities Act and the rules and regulations of the SEC, (ii) shall take all other reasonable action necessary under any federal or state law or regulation of any governmental authority to permit all Warrant Stock to be sold or otherwise disposed of, (iii) shall take all reasonable actions necessary to comply with the listing requirements of any national securities exchange or other self-regulatory body, quotation system or bulletin board on which shares of Common Stock are then traded to enable the Warrant Stock to be traded thereon immediately after the resale thereof by the Warrantholder, and (iv) shall maintain such compliance with each such federal and state law and regulation of any governmental authority for the period necessary for the Warrantholder to promptly effect the proposed sale or other disposition of its Warrant Stock, until such time that all of such Warrant Stock, by reason of Rule 144 under the Securities Act, may be immediately publicly resold without registration thereof by the holders thereof.

(b) The Company shall not file any documents with the SEC which (i) characterizes the Warrantholder as an underwriter, (ii) excludes the Warrantholder due to the Warrantholder refusing to be named as an underwriter, or (iii) reduces the amount of Warrant Stock being registered on behalf of the Warrantholder, in each case without the Warrantholder’s express written authorization.

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(c) During the period that a Registration Statement is required to be maintained hereunder, the Company (i) shall furnish to the Warrantholder such numbers of copies of a final prospectus, in conformity with the requirements of the Securities Act, and such other documents as it reasonably may request in order to facilitate the disposition of Warrant Stock owned by the Warrantholder, and (ii) cooperate with the Warrantholder to facilitate the timely preparation and delivery of certificates representing the Warrant Stock to be sold, which certificates shall not bear any restrictive legends.

(d) In connection with the Company’s registration obligations hereunder, the Company shall:

(i) Not less than four (4) business days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to the Warrantholder copies of the “Selling Stockholders” section thereof, the “Plan of Distribution” and any risk factor contained in such document that addresses specifically the sale of the Warrant Sock or the Warrantholder, as proposed to be filed, which documents will be subject to the review of the Warrantholder. The Company shall not file a Registration Statement, any Prospectus or any amendments or supplements thereto in which the “Selling Stockholder” section thereof differs from the disclosure received from the Warrantholder in its selling Warrantholder questionnaire (as may be amended or supplemented).

(ii) Notify the Warrantholder in writing as promptly as reasonably possible (and, in the case of clause (A)(1) below, not less than three (3) business days prior to such filing and, in the case of clause (E) below, not less than three (3) business days prior to the financial statements in any Registration Statement becoming ineligible for inclusion therein): (A)(1) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (2) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to the Warrantholder that pertain to the Warrantholder as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information); and (3) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (C) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Warrant Stock or the initiation of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Warrant Stock for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (E) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(iii) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (A) any order suspending the effectiveness of a Registration Statement, or (B) any suspension of the qualification (or exemption from qualification) of any of the Warrant Stock for sale in any jurisdiction, at the earliest practicable moment.

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(iv) Furnish to the Warrantholder, without charge, a reasonable number of conformed copies (at least three (3)) of each Registration Statement and each amendment thereto, as well as all exhibits thereto that are not then immediately publicly available via the SEC’s EDGAR website.

(v) Prior to any public offering of Warrant Stock, register or qualify the Warrant Stock for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States as the Warrantholder reasonably may request, keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Warrant Stock.

(vi) Upon the occurrence of any event contemplated by clause (ii)(E) of this subsection (d), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement or Prospectus shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e) The only expenses to be incurred by the Warrantholder in connection with the sale of its Warrant Stock hereunder shall be the selling commissions applicable to the sale of the Warrant Stock and all fees and expenses of its legal counsel, if any, that may be retained in connection therewith. All other expenses, however denominated and however arising, shall be borne by the Company.

(f) With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Warrant Stock to the public without registration, the Company agrees to use its best efforts to:

(i) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times.

(ii) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and, at such time that it becomes subject to the reporting requirements under the Exchange Act, the Exchange Act.

(iii) So long as a Warrantholder owns any Warrant Stock, furnish to the Warrantholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act and under the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of, or reasonably obtainable by, the Company as the Warrantholder reasonably may request in availing itself of any rule or regulation of the SEC allowing the Warrantholder to sell the Warrant Stock without registration.

(g) The obligations of the Company to the Warrantholder hereunder shall extend to any transferee of any Warrant Stock by a Warrantholder if such transferee obtained such Warrant Stock in a private placement (as such term is used in the Securities Act and the rules and regulations thereunder); in which event such transferee shall be entitled to all of the benefits of this Section 10 and of Sections 11, 17, 18 and 19 and shall be subject to the related obligations under this Section 10 and Section 11 as if it were the Warrantholder.

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Section 11. Indemnification in Connection with Registration Rights.

(a) The Company shall, notwithstanding the exercise of this Warrant, indemnify and hold harmless the Warrantholder and the officers, directors, agents, investment advisors, partners, members and employees thereof, each person who controls the Warrantholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue or alleged untrue statements or omissions or alleged omissions are based solely upon information regarding the Warrantholder furnished in writing to the Company by the Warrantholder expressly for use therein, or to the extent that such information relates to the Warrantholder or the Warrantholder's proposed method of distribution of Warrant Stock and was reviewed and expressly approved in writing by the Warrantholder expressly for use in the Registration Statement, such Prospectus or in any amendment or supplement thereto, or (ii) in the case of an occurrence of an event of the type specified in clauses B through E in subsection (ii) of Section 10(d), the use by the Warrantholder of an outdated or defective Prospectus after the Company has notified the Warrantholder in writing that the Prospectus is outdated or defective and prior to the receipt by the Warrantholder of such advice or an amended or supplemented Prospectus, but only if and to the extent that, following the receipt of such advice or the amended or supplemented Prospectus, the alleged or actual misstatement or omission giving rise to such Loss has been corrected. The Company shall notify the Warrantholder promptly of the institution, threat or assertion of any legal proceeding of which the Company is aware in connection with the transactions contemplated by Section 10.

(b) The Warrantholder shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) the Warrantholder's failure to comply with the prospectus delivery requirements of the Securities Act, or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto, or arising solely out, of or based solely upon, any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (i) such untrue statement or omission is based solely upon information regarding the Warrantholder furnished in writing to the Company by the Warrantholder expressly for use therein, or to the extent that such information relates to the Warrantholder or the Warrantholder's proposed method of distribution of Warrant Stock and was reviewed and expressly approved in writing by the Warrantholder expressly for use in the Registration Statement (it being understood that the Warrantholder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto, or (ii) in the case of an occurrence of an event of the type specified in clauses B through E in subsection (ii) of Section 10(d), the use by the Warrantholder of an outdated or defective Prospectus after the Company has notified the Warrantholder in writing that the Prospectus is outdated or defective and prior to the receipt by the Warrantholder of an advice or an amended or supplemented Prospectus, but only if and to the extent that, following the receipt of the advice or the amended or supplemented Prospectus, the misstatement or omission giving rise to such Loss has been corrected. In no event shall the liability of

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the Warrantholder be greater in amount than the dollar amount of the net proceeds received by the Warrantholder upon the sale of the Warrant Stock giving rise to such indemnification obligation.

(c) (i) If any proceeding shall be brought or asserted against any person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with such defense; provided, however, that the failure of the Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Section 11, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

(ii) An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (A) the Indemnifying Party has agreed in writing to pay such fees and expenses, (B) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in such proceeding, or (C) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent both the Indemnified Party and the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld. The Indemnifying Party, without the prior written consent of the Indemnified Party, shall not effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

(iii) All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 11) shall be paid to the Indemnified Party, as incurred, within ten (10) business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that the Indemnified Party is not entitled to indemnification hereunder; provided, however, that the Indemnifying Party may require the Indemnified Party to undertake (but without the posting of any bond or delivery of any security) to reimburse all such fees and expenses to the extent that it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) (i) If a claim for indemnification under subsections (a) or (b) of this Section 11 is unavailable to the Indemnified Party (by reason of public policy or otherwise), then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or

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alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Indemnifying Party or the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in subsection (c) of this Section 11, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 11 was available to such party in accordance with its terms.

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this subsection (d), the Warrantholder shall not be required to contribute any amount in excess of the amount by which the proceeds actually received by the Warrantholder from the sale of its Warrant Stock subject to the proceeding exceeds the amount of any damages that the Warrantholder would otherwise have been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(iii) The indemnity and contribution agreements contained in this Section 11 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

Section 12. Transfer. Subject to compliance with the Securities Act and the applicable rules and regulations promulgated thereunder, this Warrant and all rights hereunder shall be transferable in whole or in part. Any such transfer shall be made at the principal office of the Company by the registered holder hereof in person or by its duly authorized attorney, upon surrender of this Warrant together with the assignment hereof (in substantially the form and substance of the Form of Assignment which accompanies this Warrant) properly endorsed; and, within ten (10) days thereafter, a new warrant shall be issued and delivered by the Company, registered in the name of the assignee, and the Company shall issue a Warrant to the Warrantholder to evidence that portion, if any, of the original Warrant as shall not have been so transferred. Until registration of transfer of this Warrant on the books of the Company, the Company may treat the Warrantholder as the owner of this Warrant for all purposes.

Section 13. Investment Representations; Restrictions on Transfer of Warrant Stock.

(a) Irrespective of the obligations set forth herein requiring the Company to have registered the Warrant Stock under the Securities Act prior to the time that this Warrant is exercised, unless a current registration statement under the Securities Act then is in effect with respect to the Warrant Stock being issued upon exercise of this Warrant, the Warrantholder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of Warrant Stock acquired upon exercise hereof (unless the proposed transfer then is exempt from such registration requirements), such Warrantholder will deliver to the Company a written statement that the securities acquired by the Warrantholder upon exercise hereof are for the account of the Warrantholder or are being held by the Warrantholder as trustee, investment manager, investment advisor or as other fiduciary for the account of the beneficial owner or owners for investment and are not acquired with a view to, or for resale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at such time) of offering and distributing such securities (or any portion thereof).

(b) The Warrantholder agrees to furnish to the Company a completed questionnaire containing reasonable information concerning the Warrantholder and in the form customarily required of selling shareholders in an offering under the Securities Act. Irrespective of any provision to the contrary herein,

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the Company shall not be required to include the Warrantholder’s Warrant Stock in a Registration Statement if such Warrantholder fails to furnish to the Company such fully completed questionnaire at least two (2) business days prior to the time that information set forth therein is required to be disclosed in the Registration Statement.

Section 14. Loss, Destruction of Warrant Certificates. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity and/or security reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such mutilated Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

Section 15. Amendments. The terms of this Warrant may be amended, and the observance of any term herein may be waived, but only with the written consent of the Company and the Warrantholder.

Section 16. Notices.

(a) Any notice, request, consent, other communication or delivery pursuant to the provisions of this Warrant shall be in writing and shall be deemed received upon actual receipt thereof or refusal to accept receipt; provided, however, that notices sent (i) by registered or certified first class mail, postage prepaid, return receipt requested shall be deemed received the earlier of actual receipt or five (5) business days after mailing as aforesaid, or (ii) by nationally recognized courier service guaranteeing overnight delivery shall be deemed received the next business day.

(b) Notices shall be addressed (i) to the Warrantholder at its the last known address appearing on the books of the Company unless the sender is aware of a more current address, and (ii) except as herein otherwise expressly provided, to the Company at its principal office, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

(c) (i) Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, issuable upon exercise of this Warrant is adjusted, within five (5) business days thereafter, the Company shall deliver to the Warrantholder a certificate of the Company’s chief financial officer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which (A) the Board of Directors determined the fair value of any evidences of indebtedness, other securities or property or warrants, options or other subscription or purchase rights, and (B) the Current Market Value (as defined below) of the Common Stock was determined, if either of such determinations were required), and specifying the Exercise Price and number of shares of Common Stock issuable upon exercise of this Warrant after giving effect to such adjustment.

(ii) The “Current Market Value” per share of Common Stock at any date means (A) if the Common Stock is not registered under the Exchange Act and/or traded on a national securities exchange, quotation system or bulletin board, (1) the value of the Common Stock, determined in good faith by the Board of Directors of the Company and certified in a board resolution, based on the most recently completed arm’s-length transaction between the Company and a third-party other than an affiliate of the Company or between any two such persons and the closing of which occurs on such date or shall have occurred within the six (6) month period preceding such date, or (2) if no such transaction shall have occurred within such six (6) month period, the value of the Common Stock as determined by an independent financial expert or an agreed upon an appropriate financial valuation model, or (B) if the

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Common Stock is registered under the Exchange Act and/or traded on a national securities exchange, quotation system or bulletin board, the average of the daily closing bid prices (or the equivalent in an over-the-counter market) for each day on which the Common Stock is being traded during the period commencing fifteen (15) business days before such date and ending on the date that is one (1) day prior to such date.

(d) While this Warrant is outstanding, in the event that the Company shall propose (i) to pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other non-cash dividend or distribution to the holders of its Common Stock, (ii) to offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any capital reorganization, reclassification, consolidation or merger affecting the class of Common Stock, as a whole, or (iv) to effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company shall, within the time limits specified below, send to the Warrantholder a notice of such proposed action or offer. Such notice shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Common Stock and on the number and kind of any other shares of stock and on other property, if any, issuable upon exercise of this Warrant and the Exercise Price after giving effect to any adjustment pursuant to this Warrant which will be required as a result of such action. Such notice shall be given as promptly as possible and (x) in the case of any action covered by clause (i) or (ii) above, at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of such action, or (y) in the case of any other such action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

Section 17. Successors and Assigns. This Warrant shall bind and inure to the benefit of, and be enforceable by, the Warrantholder and its permitted successors and assigns and the Company and its successors.

Section 18. Governing Law; Jurisdiction. In all respects, including all matters of construction, validity and performance, this Warrant and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with the laws of the State of Nevada. The Company expressly and irrevocably agrees that any suit or proceeding arising directly and/or indirectly pursuant to or under this Warrant may be brought in a federal or state court located in the borough of Manhattan, New York. By its execution hereof, the Company irrevocably submits to the in personam jurisdiction of the federal and state courts located in in the borough of Manhattan, New York and agrees that any process in any such action may be served upon it personally or by certified mail or registered mail upon it at its principal office or to its agent, return receipt requested, with the same full force and effect as if personally served upon it. The Company expressly and irrevocably waives any claim that such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of all of its reasonable counsel fees and disbursements.

Section 19. Specific Enforcement. The Company acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Warrant was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the Warrantholder shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which the Warrantholder may be entitled by law or equity.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its Authorized Representative.

Dated: ______________

XZERES Corp.

By: _________________________

Its: __________________________

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NOTICE OF EXERCISE
(To be executed by the Warrantholder
in order to exercise the Warrant

To: XZERES Corp.

9025 SW Hillman Court, Suite 3126

Wilsonville, Oregon 97070

The undersigned Warrantholder hereby elects to purchase _______ shares of Common Stock pursuant to the attached Warrant, and requests that certificates for securities be issued in the name of:

__________________________________________________________

(Please type or print name above, and address below)

__________________________________________________________

__________________________________________________________

__________________________________________________________

(Social Security or Tax Identification Number)

and delivered to: _____________________________________________________

___________________________________________________________________

___________________________________________________________________

(Please type or print name and address if different from above)

If such number of shares of Common Stock being purchased hereby shall not be all the shares that may be purchased pursuant to the attached Warrant, a new Warrant for the balance of such shares shall be registered in the name of, and delivered to, the Warrantholder at the address set forth below.

In full payment of the purchase price with respect to the Shares purchased, the Warrantholder hereby tenders payment of $__________ by check, money order or wire transfer payable in United States currency to the order of XZERES Corp.

________________________________________
(Please type or print name of Warrantholder)

By: ____________________________________

________________________________________
(Please print name and title, if any, of Warrantholder’s signatory)

Dated: _______________________

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FORM OF ASSIGNMENT
(To be executed by the Warrantholder
only on transfer of the Warrant)

To: XZERES Corp.

9025 SW Hillman Court, Suite 3126

Wilsonville, Oregon 97070

For value received, the undersigned hereby sells, assigns, and transfers unto ________________ the right represented by the within Warrant to purchase ______ shares of Common Stock of XZERES Corp., a Nevada corporation, to which the within Warrant relates, and appoints ____________________ attorney-in-fact to transfer such right on the books of XZERES Corp.

Dated: _________________________________________

________________________________________
(Please type or print name of Warrantholder)

By: ____________________________________

________________________________________
(Please print name and title, if any, of Warrantholder)

Dated: _______________________

The address of the transferee is:

__________________________________________________________

__________________________________________________________

__________________________________________________________
(Please type or print address)

__________________________________________________________
(Please type or print Transferee’s Social Security or Tax Identification Number)

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Annex A

Plan of Distribution

The Selling Stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest, from time to time, may sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

ordinary brokerage transactions and transactions in which the broker dealer solicits investors;

block trades in which the broker dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

purchases by a broker dealer as principal and resale by the broker dealer for its account;

an exchange distribution in accordance with the rules of the applicable exchange;

privately negotiated transactions;

to cover short sales made after the date that this Registration Statement is declared effective by the SEC;

broker dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

a combination of any such methods of sale; and

any other method permitted pursuant to applicable law.

The Selling Stockholders also may sell shares of Common Stock pursuant to Rule 144 under the Securities Act, if then available, rather than under this prospectus.

Broker dealers engaged by the Selling Stockholders may arrange for other brokers dealers to participate in sales. Broker dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Stockholders, from time to time, may pledge or grant a security interest in some or all of the shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus pursuant to Rule 424(b)(3) under, or other applicable provision of, the Securities Act, amending the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv)the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition,

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upon the Company being notified in writing by a Selling Stockholder that a donee or pledgee intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

The Selling Stockholders also may transfer shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Stockholders and any broker dealers or agents that are involved in selling the shares of Common Stock may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of shares of Common Stock will be paid by the Selling Stockholders and/or the purchasers. Each Selling Stockholder has represented and warranted to the Company that it acquired the shares of Common Stock subject to this registration statement upon the exercise of warrants acquired by the Selling Stockholder in the ordinary course of such Selling Stockholder’s business and, at the time of its purchase of such warrants such Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any of the shares of Common Stock.

The Company has advised each Selling Stockholder that it may not use shares of Common Stock registered in the registration statement of which contains this prospectus to cover short sales of shares of Common Stock made prior to the date on which the registration statement shall have been declared effective by the SEC. If a Selling Stockholder uses this prospectus for any sale of shares of Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to the Selling Stockholders in connection with resales of their respective shares of Common Stock under this registration statement.

The Company is required to pay all fees and expenses incident to the registration of the shares of Common Stock, but the Company will not receive any proceeds from the sale of such shares of Common Stock. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

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